Exhibit 10.8

AMENDMENT NO. 14 TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

This Amendment No. 14 to Amended and Restated Receivables Purchase Agreement (this "Amendment”) is dated as of August 27, 2009, among Avnet Receivables Corporation, a Delaware corporation (“Seller”), Avnet, Inc., a New York corporation (“Avnet”), as initial Servicer (the Servicer together with Seller, the “Seller Parties” and each a "Seller Party”), each Financial Institution signatory hereto (collectively, the "Financial Institutions”), each Company signatory hereto (the “Companies”) and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as agent for the Purchasers (the “Agent”).

RECITALS

Each of the parties hereto entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of February 6, 2002, and amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 1 thereto, dated as of June 26, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 2 thereto, dated as of November 25, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 3 thereto, dated as of December 9, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 4 thereto, dated as of December 12, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 5 thereto, dated as of June 23, 2003, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 6 thereto, dated as of August 15, 2003, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 7 thereto, dated as of August 3, 2005, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 8 thereto, dated as of August 1, 2006, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 9 thereto, dated as of August 31, 2006, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 10 thereto, dated January 12, 2007 and effective as of September 6, 2006, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 11 thereto, dated as of August 29, 2007, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 12 thereto, dated as of August 28, 2008, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 13 thereto, dated as of January 23, 2009 (such Amended and Restated Receivables Purchase Agreement, as so amended, the “Purchase Agreement”).

Each Seller Party has requested that the Agent and the Purchasers amend certain provisions of the Purchase Agreement, all as more fully described herein.

Subject to the terms and conditions hereof, each of the parties hereto now desires to amend the Purchase Agreement as more particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Purchase Agreement.

Section 2. Amendment. Subject to the terms and conditions set forth herein, the Purchase Agreement is hereby amended as is shown in Exhibit A hereto, where new provisions are indicated by double-underlined text and deleted provisions are indicated by strikethrough text.

Section 3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:

(a) Amendment. The Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

(b) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).

(c) No Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).

(d) Execution of Fee Letter and Payment of Fees. As of the date hereof, the Seller shall have executed the Fee Letter dated as of the date hereof with JPMorgan Chase Bank, N.A., as Agent, and the Financial Institutions and the Purchasers party thereto and shall have paid all fees required to be paid as of the date hereof pursuant to such fee letter.

Section 4. Miscellaneous.

(a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the Purchase Agreement or to the “Receivables Purchase Agreement” or to the “Purchase Agreement” shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c) Costs, Fees and Expenses. Without limiting Section 10.3 of the Purchase Agreement, Seller agrees to reimburse the Agent and the Purchasers upon demand for all reasonable and documented out-of-pocket costs, fees and expenses (including the reasonable fees and expenses of counsels to any of the Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment.

(d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(e) Severability. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

(g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

(h) Funding Agreement Consent. By its execution hereof, JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), in its capacity as a party to any applicable Funding Agreement with or for the benefit of Chariot Funding LLC (successor to Preferred Receivables Funding Company LLC) (“Chariot”), hereby (i) consents to Chariot’s execution of this Amendment and the transactions contemplated hereby, (ii) acknowledges that this Amendment has been made available to and has been reviewed by it, (iii) consents to this Amendment and (iv) deems this paragraph to satisfy any applicable requirements regarding this Amendment set forth in any such Funding Agreement.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

AVNET RECEIVABLES CORPORATION, as Seller

By:
Name:
Title:

AVNET, INC., as Servicer

By:
Name:
Title:

CHARIOT FUNDING LLC (successor to Preferred

Receivables Funding Company LLC), as a Company

By: JPMorgan Chase Bank, N.A.

Its: Attorney-in-Fact

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A. (successor by merger

to Bank One, NA (Main Office Chicago)), as a Financial Institution and as Agent

By:
Name:
Title:

LIBERTY STREET FUNDING LLC (successor to

Liberty Street Funding Corp.), as a Company

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Financial

Institution

By:
Name:
Title:

AMSTERDAM FUNDING CORPORATION, as a Company

By:
Name:
Title:

Address:
c/o Global Securitization Services, LLC

68 South Service Road
Suite 120
Melville, New York 11747
Attention: Frank B. Bilotta
Telephone: (212) 302-8331
Telecopy: (212) 302-8767

with a copy to:

The Royal Bank of Scotland plc,
RBS Securities, Inc., as agent
540 West Madison Street
27th Floor
Chicago, Illinois 60661
Attention: Amsterdam Administrator
Telephone: (312) 338-3491
Telecopy: (312) 338-0140

THE ROYAL BANK OF SCOTLAND PLC (successor by merger to ABN AMRO Bank N.V.), as a Financial Institution

By: RBS SECURITIES INC., as agent

By:
Name:
Title:

Address:	540 West Madison Street Chicago, Illinois 60661

Attention: Asset Securitization Group

Fax: (312) 904-4350

STARBIRD FUNDING CORPORATION, as a Company

By:
Name:
Title:

BNP PARIBAS, acting through its New York Branch, as a Financial Institution

By:
Name:
Title:

By:
Name:
Title: